Filed pursuant to Rule 497(e)
Registration Nos. 333-182274; 811-22310

Supplement Dated
April 29, 2022

to the

ETFMG 2x Daily Travel Tech ETF (AWYX)

Statement of Additional Information
dated January 31, 2022, as previously supplemented

a series of ETF Managers Trust
(the “Fund”)

Effective May 2, 2022, the standard fixed creation transaction fee and the standard fixed redemption transaction fee for the Fund, regardless of the number of Creation Units created or redeemed in the transaction, is $300. The standard fixed creation transaction fee and the standard fixed redemption transaction fee for the ETFMG Travel Tech ETF remains unchanged.

Please retain this Supplement with your Statement of Additional Information for future reference.